THIRD AMENDMENT TO OPERATING AGREEMENT

FOR

XR VENTURES, LLC

XR VENTURES, LLC, a Michigan limited liability company (the “Company”), and its Members hereby effect this Third Amendment to the Operating Agreement (this “Third Amendment”) effective as of December 31, 2003, in order to amend the Company’s Operating Agreement, dated September 14, 2000, as amended by the First Amendment to Operating Agreement for the Company dated June 2000 and the Second Amendment to Operating Agreement dated December 12, 2003 (the “Operating Agreement”). Defined terms used herein, but not otherwise defined, shall have the meanings ascribed to them under the Operating Agreement.

AGREEMENT

1. Amendment to Operating Agreement. Notwithstanding anything to the contrary, the Company’s Operating Agreement shall be and hereby is amended as necessary so that:

(a) Aggregate distributions, whether cash, non-cash, liquidating or otherwise, to any Class B Member who serves as a member of the board of directors of X-Rite, Incorporated (an “X-Rite Director”) and to any Class B Member who is a spouse, parent, child or sibling, whether by blood, marriage or adoption, of said X-Rite Director (a “Family Member”) or who resides in the home of said X-Rite Director, when taken together with any other payments received from X-Rite or any parent or subsidiary of X-Rite (other than “Excluded Payments” defined below) during any fiscal year of X-Rite (“fiscal year”), shall be limited to $60,000. Any distributions to which a Class B Member is entitled under the Operating Agreement in excess of such limitation will be deferred and made in the next subsequent fiscal year, subject to the annual limitation described above. Any deferred cash distribution will be deposited into an interest-bearing account and the actual interest earned thereon distributed along with the deferred distribution (subject to the annual limitation described above).

“Excluded Payments” shall mean only the following payments received from X-Rite or any parent or subsidiary of X-Rite:

(i)	compensation for board or board committee service;

(ii)	payments arising solely from investments in X-Rite’s securities;

(iii)	compensation paid to a Family Member who is a non-executive employee of X-Rite or a parent or subsidiary of X-Rite;

(iv)	benefits under a tax-qualified retirement plan, or non-discretionary compensation; or

(v)	loans permitted under Section 13(k) of the Securities Exchange Act of 1934, as amended.

2. Amendment and Ratification. The Operating Agreement provides that amendments may be made to the Operating Agreement in writing with the written consent of Members holding at least eighty percent (80%) of the Company Units, provided that any amendment that alters the interest of a Member in voting rights, distributions and/or allocations requires the permission of each Member adversely affected by the amendment. All of the Members of the Company have approved this Third Amendment. Each Member acknowledges that it knows of no Members in the Company other than the signatories to this Third Amendment. Except to the extent inconsistent with this Third Amendment, the Company’s Operating Agreement is hereby ratified and approved and incorporated by reference, the same as if set forth fully herein.

IN WITNESS WHEREOF, the undersigned have executed this Third Amendment as of the date first written above.

XR VENTURES LLC

By:	s/ Michael Ferrara
Michael Ferrara
President of X-Rite, Incorporated, its Manager

MEMBERS:

s/ Peter M. Banks
Dr. Peter M. Banks

s/ James A. Knister
James A. Knister

X-RITE, INCORPORATED

By:	s/ Michael Ferrara
Michael Ferrara
It’s President

s/ Kevin M. Banks
Kevin M. Banks

s/ Michael A. Banks
Michael A. Banks

s/ Steven A. Banks
Steven A. Banks

s/ David S. Banks
David S. Banks

s/ Marianne Splenda
Marianne Splenda

s/ Michael J. Knister
Michael J. Knister

s/ Russell J. Knister
Russell J. Knister

s/ Kenneth J. Knister and Karen J. Knister
Kenneth J. Knister and Karen J. Knister,
Trustees of the Kenneth J. Knister Trust
dated December 13, 1999, as amended, and their successors

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